UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 6, 2023

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 6, 2023, Bright Green Corporation (the “Company”) held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 183,883,818 and there were present at the Meeting, in person or by proxy, 121,570,984 shares, which constituted a quorum for the Meeting.

At the Meeting, the stockholders voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 7, 2023:

(1) To elect Terry Rafih, Dr. Alfie Morgan, Lynn Stockwell, Dean Valore, and Robert Arnone to the Board of Directors (the “Board”), to serve until the Company’s next annual meeting of stockholders; and

(2) To ratify the appointment of SRCO, C.P.A., Professional Corporation (“SRCO”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The final results of the stockholder votes at the Meeting are set forth below:

Proposal No. 1

	For	Withhold	Broker Non-Votes
Approval of the election of the following individuals as directors of the Company, as provided in Proposal Number 1 of the Proxy Statement:
(1) Terry Rafih	36,416,425	10,782,029	74,372,529
(2) Dr. Alfie Morgan	32,692,210	14,506,244	74,372,529
(3) Lynn Stockwell	41,680,394	5,518,060	74,372,529
(4) Dean Valore	30,561,987	16,636,467	74,372,529
(5) Robert Arnone	32,892,730	14,305,724	74,372,529

Each of the five nominees was elected to the Board, each to hold office until the Company’s 2024 annual meeting of stockholders and until their respective successors are elected and qualified.

Proposal No. 2

	For	Against	Abstain	Broker Non-Votes
Approval of the ratification of the appointment of SRCO as the Company’s independent registered public accounting firm for the year ending December 31, 2023, as provided in Proposal Number 2 of the Proxy Statement:	114,371,452	5,245,865	1,953,667	N/A

The appointment was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2023	Bright Green Corporation

	By:	/s/ Saleem Elmasri
Saleem Elmasri
Chief Financial Officer